UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2023

 CRANK MEDIA INC

(Exact name of registrant as specified in its charter)

Wyoming	000-55824	33-1227600
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Stephen Brown 701 West Georgia Street, Suite 1500
Vancouver, British Columbia, Canada V7Y 1C6
(Address of principal executive offices)

604-558-2515
(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

Crank Media is diligently working on the past due lOQ's and l0K's to bring the company fully compliant. The expected date for making such filings is by October 30th, 2023, at the latest.

Crank Media has also changed its corporate office to 701 West Georgia Street, Suite 1500, Vancouver, BC, V7Y 1C6. Crank Media has also changed the state of incorporation from Nevada to Wyoming as of August 23rd, 2023.

Stephen Brown as Chief Executive Officer would like to thank all the shareholders and commits to having the company fully compliant and to keep the shareholders informed of its activities moving forward.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 25, 2023

Crank Media Inc

By: /s/ Stephen Brown
Name: Stephen Brown
Title: Chief Executive Officer and President

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